Exhibit 10.1

SALES AND PURCHASE AGREEMENT BETWEEN

MINEONE INC (“The Seller”)

AND

SonicHash Inc.(“Purchaser”)

Contents

1.	Definitions and Interpretations	3

2.	Sales of Product(s)	5

3.	Prices and Terms of Payment	6

4.	Shipping of Product(s)	7

5.	Customs	10

6.	Warranty	11

7.	Representations and Warranties	13

8.	Indemnification and Limitation of Liability	15

9.	Distribution	16

10.	Intellectual Property Rights	16

11.	Confidentiality and Communications	17

12.	Term of this Agreement	18

13.	Notices	18

14.	Compliance with Laws and Regulations	19

15.	Force Majeure	21

16.	Entire Agreement and Amendment	22

17.	Assignment	22

18.	Severability	22

19.	Personal Data	22

20.	Conflict with the Terms and Conditions	23

21.	Governing Law and Dispute Resolution	23

22.	Waiver	23

23.	Counterparts and Electronic Signatures	24

24.	Further Assurance	24

25.	Third Party Rights	24

26.	Liquidated Damages Not Penalty	24

This sales and purchase agreement (this “Agreement”) is made on December 15, 2021 by and between MINEONE INC. (“The Seller”), its principal place of business at 1700, 421 - 7TH AVENUE SW, CALGARY, ALBERTA, Canada and SonicHash Inc.(the “Purchaser”) with its principal office at 375 park Ave fl 1502, Seagram building, New York ny 10152

The Seller and the Purchaser shall hereinafter collectively be referred to as the “Parties”, and individually as a “Party”.

Whereas:

1.	Purchaser fully understands the market risks, the price-setting principles and the market fluctuations relating to the Products sold under this Agreement.

2.	Based on the above consensus, the Purchaser is willing to purchase and the Seller is willing to supply cryptocurrency mining hardware and other equipments in accordance with the terms and conditions of this Agreement.

The Parties hereto agree as follows:

1.	Definitions and Interpretations

The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person; “Person” means any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate or other enterprise or entity (whether or not having separate legal personality); and “Control” means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, provided that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Applicable Law” means any treaty, law, decree, order, regulation, decision, statute, ordinance, rule, directive, code or other document that has legal force under any system of law, including, without limitation, local law, law of any other state or part thereof or international law, and which creates or purports to create any requirement or rule that may affect, restrict, prohibit or expressly allow the terms of this Agreement or any activity contemplated or carried out under this Agreement.

“Bank Account” means the bank account information of The Seller provided in Appendix A of this Agreement.

“Force Majeure” means in respect of either Party, any event or occurrence whatsoever beyond the reasonable control of that Party, which delays, prevents or hinders that Party from performing any obligation imposed upon that Party under this Agreement, including to the extent such event or occurrence shall delay, prevent or hinder such Party from performing such obligation, war (declared or undeclared), terrorist activities, acts of sabotage, blockade, fire, lightning, acts of god, national strikes, riots, insurrections, civil commotions, quarantine restrictions, epidemics, earthquakes, landslides, avalanches, floods, hurricanes, explosions and regulatory and administrative or similar action or delays to take actions of any governmental authority.

“Intellectual Property Rights” means any and all intellectual property rights, including but not limited to those concerning inventions, patents, utility models, registered designs and models, engineering or production materials, drawings, trademarks, service marks, domain names, applications for any of the foregoing (and the rights to apply for any of the foregoing), proprietary or business sensitive information and/or technical know-how, copyright, authorship, whether registered or not, and any neighbor rights.

“Order” means the Purchaser’s request to The Seller for certain Product(s) in accordance with this Agreement.

“Product(s)” means the merchandise that The Seller will provide to the Purchaser in accordance with this Agreement.

“Total Purchase Price” means the aggregate amount payable by the Purchaser as set out in Appendix A of this Agreement.

“Warranty Period” means the period of time that the Product(s) are covered by the warranty granted by The Seller or its Affiliates in accordance with Clause 6 of this Agreement.

“Warranty Start Date” means the date on which the Product(s) are delivered to the carrier by The Seller.

Interpretations:

i)	Words importing the singular include the plural and vice versa where the context so requires.

ii)	The headings in this Agreement are for convenience only and shall not be taken into consideration in the interpretation or construction of this Agreement.

iii)	References to Clauses and Appendix(es) are references to Clauses and Appendix(es) of this Agreement.

iv)	Unless specifically stated otherwise, all references to days shall mean calendar days.

v)	Any reference to a code, law, statute, statutory provision, statutory instrument, order, regulation or other instrument of similar effect shall include any re-enactment or amendment thereof for the time being in force.

2.	Sales of Product(s)

The Seller will provide the Product(s) set forth in Appendix A (attached hereto as part of this Agreement) to the Purchaser in accordance with provisions of Clause 2, Clause 3, Clause 4 and Appendix A of this Agreement, and the Purchaser shall make payment in accordance with the terms specified in this Agreement.

2.1.	Both Parties agree that the Product(s) shall be sold in accordance with the following steps:

(i)	The Purchaser shall pay the Total Purchase Price in accordance with Appendix A of this Agreement.

(ii)	Upon receipt of the Total Purchase Price, The Seller will provide a payment receipt immediately to the Purchaser.

(iii)	The Seller will send a shipping confirmation to the Purchaser immediately upon it has delivered the Product(s) to the carrier.

2.2.	Both Parties acknowledge and agree that in case of product unavailability, The Seller shall have the right to cancel the Agreement after it has signed off the Agreement, issued the payment receipt or the shipping confirmation and will provide a written notice to the Purchaser immediately, provided that The Seller shall return the Total Purchase Price to the Purchaser within 24 hours, and any losses and damages incurred due to such cancellation shall be borne by The Seller.

2.3.	The Purchaser acknowledges and confirms that, subject to Clause 15, the purchase of Products is irrevocable and cannot be cancelled by the Purchaser, and that the Product(s) ordered are neither returnable nor refundable, provided that the Product(s) shall be satisfied to the reasonable requirements of the Purchaser. All sums paid by the Purchaser to The Seller shall not be subject to any abatement, set-off, claim, counterclaim, adjustment, reduction, or defense for any reason. Subject to Clauses 3.2, down payment and payment of Total Purchase Price are not refundable, save as otherwise mutually agreed by the Parties.

3.	Prices and Terms of Payment

3.1	The Total Purchase Price (inclusive of any tax payable) shall be paid in accordance with the payment schedule set forth in Appendix B of this Agreement.

3.2	Subject to Clause 15, in the event that the Purchaser fails to fully settle the respective percentage of the Total Purchase Price before the prescribed deadlines and has not been cured within five (5) business days after the deadline, The Seller shall be entitled to request the Purchaser to pay a reasonable liquidated damage (not a penalty) of 20% of the purchase price of such batch of Products within sixty (60) days. In the event that the Purchaser fails to pay the aforementioned Purchase Price after the expiration of the time limit, The Seller shall be entitled to terminate this Agreement and shall provide a written notice to the Purchaser immediately. If there are any remaining balance of the Purchaser after deducting the liquidated damage, such remaining balance shall be refunded to the Purchaser free of any interest immediately. If the Purchaser fails to pay the down payment on a timely basis and The Seller has arranged production or procurement, The Seller shall be entitled to request the Purchaser to be responsible for the reasonable loss related to such production or procurement.

3.3	The Parties understand and agree that the Total Purchase Price is inclusive of applicable bank transaction fee, but is exclusive of the insurance fee, logistics costs of shipping from The Seller’s warehouse to the designated place of the Purchaser, relevant maintenance or other applicable and reasonable costs of the Purchaser to purchase the Product(s), and any and all applicable import duties, taxes and governmental charges. The Purchaser shall pay or reimburse The Seller for all taxes which shall be borne by the Purchaser. If any payment is subject to withholding due to the willful misconduct or gross negligence of the Purchaser, the Purchaser shall pay such additional amounts as necessary, to ensure that The Seller receives the full amount it would have received had payment not been subject to such withholding. Each Party shall be responsible for its own duties and fees incurred by such Party in connection with this Agreement. Pursuant to the relevant tax-related laws and regulations, the Parties are responsible for their own tax expenses related to this Agreement in accordance with their own tax payment obligations.

4.	Shipping of Product(s)

4.1.	The Seller shall deliver the Products within 5 days after the purchaser makes payment in full to the first carrier or the carrier designated by the Purchaser.

4.2.	Subject to the limitations stated in Appendix A, the terms of delivery of the Product(s) shall be CIP (carriage and insurance paid to (named place of destination) according to Incoterms 2010) to the place of delivery designated by the Purchaser. Once the Product(s) have been delivered to the carrier, The Seller shall have fulfilled its obligation to supply the Product(s) to the Purchaser, and the title and risk of loss or damage to the Product(s) shall pass to the Purchaser.

4.3.	If The Seller fails to deliver the Products within five (5) days after the prescribed deadline, the Purchaser shall be entitled to cancel the Order of such batch of Products immediately and request The Seller to refund the price of such undelivered batch of Products together with an interest at 0.0333% per day for the period from the next day of each payment of the price of such batch of Products to the date immediately prior to the request. In the event that the Purchaser does not cancel the Order of the undelivered batch of Products and requests The Seller to perform its delivery obligation, The Seller shall continue to perform its delivery obligation within in five (5) days after receiving the notice from the Purchaser and compensate the Purchaser in accordance with Clause 4.4 of this Agreement.

4.4.	If The Seller postpones the shipping schedule of the Products and the Purchaser does not cancel the Order, The Seller shall make a compensation to the Purchaser on daily basis, the amount of which shall equal to 0.0333% of the price of such undelivered batch of Products, which compensation shall be made in the form of delivery of more rated hashrate. Amount less than one unit of Product shall be credited to the balance of the Purchaser in the user system on The Seller’s official website, which shall be viewable by the Purchaser.

4.5.	The Purchaser shall choose the following shipping method:

Shipping by The Seller via Fedex/DHL/UPS/other logistics company.

Note: Logistics costs shall be borne by the Purchaser. The Seller may collect payments on behalf of the services providers and issue services invoices if the Purchaser requests The Seller to send the Products.

4.6.	The Seller shall not be responsible for any delivery delay caused by the Purchaser or any third party, including but not limited to the carrier, the customs, and the import brokers, nor shall it be liable for damages, whether direct, indirect, incidental, consequential, or otherwise, for any failure, delay or error in delivery of any Product(s), except that such damages are incurred due to the willful misconduct, gross negligence, actual fraud of The Seller, its affiliates, directors and employees, or a willful violation of law and this Agreement by such person.

4.7.	The Seller shall not be responsible and the Purchaser shall be fully and exclusively responsible for any loss of Product(s), personal injury, property damage, other damage or liability caused by the Product(s) or the transportation of the Product(s) either to the Purchaser or any third party, or theft of the Product(s) during transportation from The Seller to the Purchaser, except that such damages are incurred due to the willful misconduct, gross negligence, actual fraud of The Seller, its affiliates, directors and employees, or a willful violation of law and this Agreement by such person.

4.8.	The Seller may discontinue the sale of the Product(s) and to make changes to its Product(s) at any time, provided that The Seller will notify to the Purchaser in advance and will discuss in good faith to find out the alternative ways.

4.9.	Subject to Clause 6, if the Product(s) is rejected and/or returned back to The Seller after the Acceptance Time, the Purchaser shall be solely and exclusively liable for and shall defend, fully indemnify and hold harmless The Seller against any and all related expenses, fees, charges and costs incurred, arising out of or incidental to such rejection and/or return (the “Return Expense”), except that such expenses, fees, charges and costs are incurred due to the willful misconduct, gross negligence, actual fraud of The Seller, its affiliates, directors and employees, or a willful violation of law and this Agreement by such person. Furthermore, if the Purchaser would like to ask for The Seller’s assistance in redelivering such Product(s) or assist in any other manner, and if The Seller at its sole discretion decides to provide this assistance, then in addition to the Return Expense, the Purchaser shall also pay The Seller an administrative fee as mutually agreed by The Seller and the Purchaser.Provided that such redelivering is incurred due to the willful misconduct, gross negligence, actual fraud of The Seller, its affiliates, directors and employees, or a willful violation of law and this Agreement by such person, the Purchaser shall not pay any additional fee to The Seller.

4.10.	If the Purchaser fails to provide The Seller with the delivery place or the delivery place provided by the Purchaser is a false address or does not exist, or the Purchaser reject to accept the Products, any related reasonable costs occurred (including storage costs, warehousing charge and labor costs) shall be borne by the Purchaser. The Seller may issue the Purchaser a notice of self-pick-up and ask the Purchaser to pick up the Products itself. The Seller shall be deemed to have completed the delivery obligation under this Agreement after two (2) business days following the issue of the self-pick-up notice. After thirty (30) days of the self-pick-up notice, the Purchaser shall be entitled to deal with the Products in any manner as it deems appropriate.

4.11.	The Purchaser shall inspect the Products within two (2) business days (the “Acceptance Time”) after receiving the Products (the date of signature on the carrier’s delivery voucher shall be the date of receipt), if the Purchaser does not raise any written objection within the agreed Acceptance Time, the Products delivered by The Seller shall be deemed to be in full compliance with the provisions of this Agreement. If the Purchaser raise the written object to The Seller within the Acceptance Time, The Seller shall return the Purchase Price to the Purchaser immediately.

5.	Customs

5.1.	The Seller shall obtain in due time and maintain throughout the term of this Agreement (if applicable), any and all approvals, permits, authorizations, licenses and clearances for the export of the Product(s) that are required to be obtained by The Seller or the carrier under Applicable Laws.

5.2.	The Purchaser shall obtain in due time and maintain throughout the term of this Agreement (if applicable), any and all approvals, permits, authorizations, licenses and clearances required for the import of the Product(s) to the country of delivery as indicated in the shipping information, that are required to be obtained by the Purchaser or the carrier under Applicable Laws, and shall be responsible for any and all additional fees, expenses and charges in relation to the import of the Product(s).

5.3.	As far as permitted by laws, except for the Warranty as set forth in Section 6 of the Agreement, The Seller provides no other warranty, explicit or implied, in any form, including but not limited to the warranty of the marketability, satisfaction of the quality, suitability for the specific purpose, not infringing third party’s right, etc. In addition, The Seller shall not be responsible for any direct, specific, incidental, accidental or indirect loss arising from the use of the Product(s), including but not limited to the loss of commercial profits, except that such damages are incurred due to the willful misconduct, gross negligence, actual fraud of The Seller, its affiliates, directors and employees, or a willful violation of law and this Agreement by such person.

5.4.	The Seller shall not be liable for any loss caused by:

(i)	failure of the Purchaser to use the Product(s) in accordance with the manual, specifications, operation descriptions or operation conditions provided by The Seller in writing;

(ii)	the non-operation of the Product(s) during the replacement/maintenance period or caused by other reasons;

(iii)	confiscation, seizure, search or other actions taken by government agencies such as customs,

except that such damages are incurred due to the willful misconduct, gross negligence, actual fraud of The Seller, its affiliates, directors and employees, or a willful violation of law and this Agreement by such person.

6.	Warranty

6.1.	The Warranty Period shall start on the Warranty Start Date and end on the 365th day after the Warranty Start Date. During the Warranty Period, the Purchaser’s sole and exclusive remedy, and The Seller’s entire liability, will be to repair or replace, at The Seller’s option, the defective part/component of the Product(s) or the defective Product(s) at no charge to the Purchaser. If the Purchaser requires The Seller to provide any warranty services, the Purchaser shall create a maintenance order on The Seller’s website during the Warranty Period (the time of creation of the maintenance order shall be determined by the display time of such order on The Seller’s website) and send the Product to the place designated by The Seller within the reasonable time limit required and notified to the Purchaser by The Seller in advance. Otherwise, The Seller shall be entitled to refuse to provide the warranty service.

6.2.	The Parties acknowledge and agree that the warranty provided by The Seller as stated in the preceding paragraph does not apply to the following:

(i)	normal wear and tear;

(ii)	damage resulting from accident, abuse, misuse, neglect, improper handling or improper installation which is not incurred due to willful misconduct or gross negligence of The Seller, its affiliates, directors and employees;

(iii)	damage or loss of the Product(s) caused by undue physical or electrical stress, including but not limited to moisture, corrosive environments, high voltage surges, extreme temperatures, shipping, or abnormal working conditions;

(iv)	damage or loss of the Product(s) caused by acts of nature including, but not limited to, floods, storms, fires, and earthquakes;

(v)	damage caused by operator error, or non-compliance with instructions as set out in accompanying documentation;

(vi)	alterations by persons other than The Seller, the affiliates and employees of The Seller, associated partners or authorized service facilities;

(vii)	Product(s), on which the original software has been replaced or modified by persons other than The Seller, the affiliates and employees of The Seller, associated partners or authorized service facilities;

(viii)	counterfeit products;

(ix)	damage or loss of data due to interoperability with current and/or future versions of operating system, software and/or hardware;

(x)	damage or loss of data caused by improper usage and behavior which is not recommended and/or permitted in the product documentation;

(xi)	failure of the Product(s) caused by usage of products not supplied by The Seller, the affiliates and employees of The Seller,; and

(xii)	hash boards or chips are burnt.

In case the warranty is voided, The Seller may, at its sole discretion, provide repair service to the Purchaser, and the Purchaser shall bear all related reasonable expenses and costs.

6.3.	Notwithstanding anything to the contrary herein, the Purchaser acknowledges and agrees that the Product(s) provided by The Seller do not guarantee any cryptocurrency mining time and, The Seller shall not be liable for any cryptocurrency mining time loss or cryptocurrency mining revenue loss that are caused by downtime of any part/component of the Product(s), which is not incurred due to willful misconduct or gross negligence of The Seller, its affiliates, directors and employees. The Seller does not warrant that the Product(s) will meet the Purchaser’s requirements or the Product(s) will be uninterrupted or error free. Except as provided in Clause 6.1 of this Agreement, The Seller makes no warranties to the Purchaser with respect to the Product(s), and no warranties of any kind, whether written, oral, express, implied or statutory, including warranties of merchantability, fitness for a particular purpose or non-infringement or arising from course of dealing or usage in trade shall apply.

6.4.	In the event of any ambiguity or discrepancy between this Clause 6 of this Agreement and The Seller’s After-sales Service Policy from time to time, it is intended that the After-sales Service Policy shall prevail and the Parties shall comply with and give effect to the After-sales Service Policy. Please refer to the website of The Seller for detailed terms of warranty and after-sales maintenance. The Seller will notify the Purchaser of the update or modification of such terms immediately.

6.5.	During the Warranty Period, if the hardware product needs to be repaired or replaced, the Purchaser shall bear the logistics costs of shipping the Product to the address designated by The Seller, and The Seller shall bear the logistics costs of shipping back the repaired or replaced Product to the address designated by the Purchaser. The Purchaser shall bear all and any additional costs incurred due to incorrect or incomplete delivery information provided by the Purchaser and all and any risks of loss or damage to the Product, or the parts or components of the Products during the transportation period (including the transportation period when the product is sent to The Seller and returned by The Seller to the Purchaser), except that such losses or damages are incurred due to the willful misconduct, gross negligence, actual fraud of The Seller, its affiliates, directors and employees, or a willful violation of law and this Agreement by such person.

7.	Representations and Warranties

Each Party makes the following representations and warranties to the other Party:

7.1.	It has the full power and authority to own its assets and carry on its businesses.

7.2.	The obligations expressed to be assumed by it under this Agreement are legal, valid, binding and enforceable obligations.

7.3.	It has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.

7.4.	The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

(i)	any Applicable Law;

(ii)	its constitutional documents; or

(iii)	any agreement or instrument binding upon it or any of its assets.

7.5.	All authorizations required or desirable:

(i)	to enable it lawfully to enter into, exercise its rights under and comply with its obligations under this Agreement;

(ii)	to ensure that those obligations are legal, valid, binding and enforceable; and

(iii)	to make this Agreement admissible in evidence in its jurisdiction of incorporation,

have been or will have been by the time, obtained or effected and are, or will be by the appropriate time, in full force and effect.

7.6.	It is not aware of any circumstances which are likely to lead to:

(i)	any authorization obtained or effected not remaining in full force and effect;

(ii)	any authorization not being obtained, renewed or effected when required or desirable; or

(iii)	any authorization being subject to a condition or requirement which it does not reasonably expect to satisfy or the compliance with which has or could reasonably be expected to have a material adverse effect.

7.7.	(a) To the best knowledge of the Purchaser, it is not the target of economic sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or Singapore (“Sanctions”), including by being listed on the Specially Designated Nationals and Blocked Persons (SDN) List maintained by OFAC or any other Sanctions list maintained by one of the foregoing governmental authorities, directly or indirectly owned or controlled by one or more SDNs or other Persons included on any other Sanctions list, or located, organized or resident in a country or territory that is the target of Sanctions, and (b) the purchase of the Product(s) will not violate any Sanctions or import and export control related laws and regulations.

7.8.	All information supplied by each Party is and shall be true and correct, and the information does not contain and will not contain any statement that is false or misleading.

8.	Indemnification and Limitation of Liability

8.1.	Unless other provided under this Agreement, if any Party fails to fully perform or ceasing performing its obligations under this Agreement, it shall be deemed as a defaulting party (the “Defaulting Party”) under this Agreement. The Defaulting Party shall indemnify the non-Defaulting Parties, including their respective affiliates and their respective directors, officers, employees, partners, members, shareholders, agents and representatives, from and against any loss, damage or liability due to or arising out of or resulting from such Defaulting Party’s default.

8.2.	The Product(s) are not designed, manufactured or intended for use in hazardous or critical environments or in activities requiring emergency or fail-safe operation, such as the operation of nuclear facilities, aircraft navigation or communication systems or in any other applications or activities in which failure of the Product(s) may pose the risk of environmental harm or physical injury or death to humans. The Seller specifically disclaims any express or implied warranty of fitness for any of the above described application and any such use shall be at the Purchaser’s sole risk.

8.3.	The above limitations and exclusions shall apply (1) notwithstanding failure of essential purpose of any exclusive or limited remedy; and (2) whether or not The Seller has been advised of the possibility of such damages. This Clause allocates the risks under this Agreement and The Seller’s pricing reflects this allocation of risk and the above limitations.

9.	Distribution

9.1.	This Agreement does not constitute a distributor agreement between The Seller and the Purchaser. Therefore, the Purchaser is not an authorized distributor of The Seller.

9.2.	The Purchaser shall in no event claim or imply to a third party that it is an authorized distributor of The Seller or The Seller (Antminer) or any similar terms, or perform any act that will cause it to be construed as an authorized distributor of The Seller or The Seller (Antminer). As between the Purchaser and The Seller, the Purchaser shall be exclusively and fully responsible for complying with the Applicable Laws regarding repackaging the Product(s) for the Purchaser’s redistribution needs, and shall be solely liable for any and all liabilities or costs directly incurred or incidental to such redistribution.

10.	Intellectual Property Rights

10.1.	The Parties agree that the Intellectual Property Rights in any way contained in the Product(s), made, conceived or developed by The Seller and/or its Affiliates for the Product(s) under this Agreement and/or, achieved, derived from, related to, connected with the provision of the Product(s) by The Seller and/or acquired by The Seller from any other person in performance of this Agreement shall be the exclusive property of The Seller and/or its Affiliates.

10.2.	Notwithstanding anything to the contrary herein, all Intellectual Property Rights in the Product(s) shall remain the exclusive property of The Seller and/or its licensors. Except for licenses explicitly identified in The Seller’s shipping confirmation or in this Clause 10.2, no rights or licenses are expressly granted, or implied, whether by estoppel or otherwise, in respect of any Intellectual Property Rights of The Seller and/or its Affiliates or any Intellectual Property residing in the Product(s) provided by The Seller to the Purchaser, including in any documentation or any data furnished by The Seller. The Seller grants the Purchaser a non-exclusive, non-transferrable, royalty-free and irrevocable license of The Seller and/or its Affiliates’ Intellectual Property Rights to solely use the Product(s) delivered by The Seller to the Purchaser for their ordinary function, and subject to the Clauses set forth herein. The Purchaser shall in no event violate the Intellectual Property Rights of The Seller and/or its licensors.

10.3.	The Purchaser shall not illegally use or infringe the Intellectual Property Rights of the Product in any way. Otherwise, The Seller shall have the right to request the Purchaser to take immediate remedial measures and assume full responsibilities, including but not limited to ceasing the infringement immediately, eliminating the impact, and compensating The Seller and/or its suppliers for all losses arising out of the infringement, etc.

10.4.	The Purchaser shall not use any technical means to disassemble, mapping or analyze the Products of The Seller that the Purchaser obtains publicly to retrieve relevant technical information of the Products and use it for commercial purposes. Otherwise, The Purchaser shall be liable for losses caused to The Seller in accordance with Clause 10.3.

10.5.	If applicable, payment by the Purchaser of non-recurring charges to The Seller for any special designs, or engineering or production materials required for The Seller’s performance of Orders for customized Product(s), shall not be construed as payment for the assignment from The Seller to the Purchaser of title to the design or special materials. The Seller shall be the sole owner of such special designs, engineering or production materials.

11.	Confidentiality and Communications

11.1.	All information concerning this Agreement and matters pertaining to or derived from the provision of Product(s) pursuant to this Agreement between the Parties, whether in oral or written form, or in the form of drawings, computer programs or other, as well as all data derived therefrom (“Confidential Information”), shall be deemed to be confidential and, as such, may not be divulged to any unauthorized person. Each Party undertakes and agrees to take all reasonable and practicable steps to ensure and protect the confidentiality of the Confidential Information which cannot be passed, sold, traded, published or disclosed to any unauthorized person.

12.	Term of this Agreement

12.1.	The Parties agree that, unless this Agreement specifies otherwise, no Party shall terminate this Agreement in advance.

12.2.	This Agreement shall be effective upon signing of this Agreement and shall remain effective up to and until the delivery of the last batch of Products.

13.	Notices

13.1.	All notices, requirements, requests, claims, and other communications in relation to this Agreement shall be in writing, and shall be given or made by delivery in person, by an internationally recognized overnight courier service, by facsimile or registered or certified mail (postage prepaid, return receipt requested) or electronic mail to the respective Parties at the addresses specified below or at such other address for a Party as may be specified in a notice given in accordance with this Section 13.1.

13.2.	The following are the initial address of each Party:

If to the Purchaser:

Address:	375 park Ave fl 1502, Seagram building, New York ny 10152
Attn:	Lianfei Du
Email:	ir@irplin.com

If to The Seller:

Address:	1700, 421 - 7th Avenue SW,Calgary, Alberta, T2P 4K9
Attn:	Zihan Zhang
E-mail:	info@mineonepartners.com

13.3.	All such notices and other communications shall be deemed effective in the following situations:

(i)	if sent by delivery in person, on the same day of the delivery;

(ii)	if sent by registered or certified mail or overnight courier service, on the same day the written confirmation of delivery is sent; and

(iii)	if sent by electronic mail, at the entrance of the related electronic mail into the recipient’s electronic mail server.

14.	Compliance with Laws and Regulations

14.1.	Each Party undertakes that it will fully comply with all Applicable Laws in relation to export and import control and Sanctions and shall not take any action that would cause the other Party or any of its Affiliates to be in violation of any export and import control laws or Sanctions. Each Party shall also be fully and exclusively liable for and shall defend, fully indemnify and hold harmless the other Party and/or its Affiliates from and against any and all claims, demands, actions, costs or proceedings brought or instituted against the other Party and/or its Affiliates arising out of or in connection with any breach by the such Party or the carrier of any Applicable Laws in relation to export and import control or Sanction, except that such losses or damages are incurred due to the willful misconduct, gross negligence, actual fraud of the other Party, its affiliates, directors and employees, or a willful violation of law and this Agreement by such person.

14.2.	Each Party undertakes that the documents, materials, vouchers, order information, payment account information, credential numbers, mobile phone numbers, transaction instructions and so on provided by such Party shall be true, correct, complete and effective, and the information does not contain any statement that is false or misleading.

14.3.	If there is any suspicious transaction, illegal transaction, risky transaction or other risky events of the each Party’s account with the other Party, such Party agrees that the other Party shall have the right to disclose the such Party’s registration information, transaction information, identity information, logistics information upon the request of relevant judicial agencies, regulatory agencies or third-party payment institutions for investigation purpose. In addition, if necessary, such Party shall provide further information upon the other Party’s request.

14.4.	The Purchaser acknowledges and agrees that the Product(s) in this Agreement are subject to the export control laws and regulations of all related countries, including but not limited to the Export Administration Regulations (“EAR”) of the United States. Without limiting the foregoing, the Purchaser shall not, without receiving the proper licenses or license exceptions from all related governmental authorities, including but not limited to the U.S. Bureau of Industry and Security, distribute, re-distribute, export, re-export, or transfer any Product(s) subject to this Agreement either directly or indirectly, to any national of any country identified in Country Groups D:1 or E:1 as defined in the EARs. In addition, the Product(s) under this Agreement may not be exported, re-exported, or transferred to (a) any person or entity for military purposes; (b) any person or entity listed on the “Entity List”, “Denied Persons List” or the SDN List as such lists are maintained by the U.S. Government, or (c) an end-user engaged in activities related to weapons of mass destruction. Such activities include but are not necessarily limited to activities related to: (1) the design, development, production, or use of nuclear materials, nuclear facilities, or nuclear weapons; (2) the design, development, production, or use of missiles or support of missiles projects; and (3) the design, development, production, or use of chemical or biological weapons. The Purchaser further agrees that it will not do any of the foregoing in violation of any restriction, law, or regulation of the European Union or an individual EU member state that imposes on an exporter a burden equivalent to or greater than that imposed by the U.S. Bureau of Industry and Security.

14.5.	Each Party undertakes that it will not take any action under this Agreement or use the Product(s) in a way that will be a breach of any anti-money laundering laws, any anti-corruption laws, and/or any counter-terrorist financing laws.

14.6.	The Purchaser warrants that the Product(s) have been purchased with funds that are from legitimate sources and such funds do not constitute proceeds of criminal conduct, or realizable property, or proceeds of terrorism financing or property of terrorist, within the meaning given in the Corruption, Drug Trafficking and Other Serious Crimes (Confiscation of Benefits) Act (Chapter 65A) and the Terrorism (Suppression of Financing) Act (Chapter 325), respectively. If The Seller receives, including but not limited to investigation, evidence collection, restriction and other measures, from any competent organizations or institutions, the Purchaser shall immediately cooperate with The Seller and such competent organizations or institutions in the investigation process, and The Seller may request the Purchaser to provide necessary security if so required. If any competent organizations or institutions request The Seller to seize or freeze the Purchaser’s Products and funds (or take any other measures), The Seller shall be obliged to cooperate with such competent organizations or institutions, and shall not be deemed as breach of this Agreement. The Purchaser understands that if any Person resident in Singapore knows or suspects or has reasonable grounds for knowing or suspecting that another Person is engaged in criminal conduct or is involved with terrorism or terrorist property and the information for that knowledge or suspicion came to their attention in the course of business in the regulated sector, or other trade, profession, business or employment, the Person will be required to report such knowledge or suspicion to the Suspicious Transaction Reporting Office, Commercial Affairs Department of the Singapore Police Force. The Purchaser acknowledges that such a report shall not be treated as breach of confidence or violation of any restriction upon the disclosure of information imposed by any Applicable Law, contractually or otherwise.

15.	Force Majeure

15.1.	To the extent that a Party is fully or partially delayed, prevented or hindered by an event of Force Majeure from performing any obligation under this Agreement (other than an obligation to make payment), subject to the exercise of reasonable diligence by the affected Party, the failure to perform shall be excused by the occurrence of such event of Force Majeure. A Party claiming that its performance is excused by an event of Force Majeure shall, promptly after the occurrence of such event of Force Majeure, notify the other Party of the nature, date of inception and expected duration of such event of Force Majeure and the extent to which the Party expects that the event will delay, prevent or hinder the Party from performing its obligations under this Agreement. The notifying Party shall thereafter use its best effort to eliminate such event of Force Majeure and mitigate its effects.

15.2.	The affected Party shall use reasonable diligence to remove the event of Force Majeure, and shall keep the other Party informed of all significant developments.

15.3.	Except in the case of an event of Force Majeure, neither party may terminate this Agreement prior to its expiry date.

15.4.	The Parties agree that, except for the prohibition of production and sale of Super Computing Server by the local government for The Seller, other related government actions shall not be deemed as Force Majeure.

16.	Entire Agreement and Amendment

This Agreement, constitutes the entire agreement of the Parties hereto and can only be amended with the written consent of both Parties or otherwise as mutually agreed by both Parties.

17.	Assignment

17.1.	The Seller and the Purchaser may freely assign or transfer any of its rights, benefits or obligations under this Agreement in whole or in part to its Affiliates, provided that without the consent of a Party, the other Party cannot freely assign or transfer any of its rights, benefits or obligations under this Agreement in whole or in part to any third party.

17.2.	This Agreement shall be binding upon and enure to the benefit of each Party to this Agreement and its successors in title and permitted assigns.

18.	Severability

To the extent possible, if any provision of this Agreement is held to be illegal, invalid or unenforceable in whole or in part by a court, the provision shall apply with whatever deletion or modification is necessary so that such provision is legal, valid and enforceable and gives effect to the commercial intention of the Parties. The remaining provisions of this Agreement shall not be affected and shall remain in full force and effect.

19.	Personal Data

Subject to Clause 11, depending on the nature of the Purchaser’s interaction with The Seller, some examples of personal data which The Seller may collect from the Purchaser include the Purchaser’s name and identification information, contact information such as the Purchaser’s address, email address and telephone number, nationality, gender, date of birth, and financial information such as credit card numbers, debit card numbers and bank account information.

The Seller generally does not collect the Purchaser’s personal data unless (a) it is provided to The Seller voluntarily by the Purchaser directly or via a third party who has been duly authorized by the Purchaser to disclose the Purchaser’s personal data to The Seller (the Purchaser’s “authorized representative”) after (i) the Purchaser (or the Purchaser’s authorized representative) has been notified of the purposes for which the data is collected, and (ii) the Purchaser (or the Purchaser’s authorized representative) has provided written consent to the collection and usage of the Purchaser’s personal data for those purposes, or (b) collection and use of personal data without consent is permitted or required by related laws. The Seller shall seek the Purchaser’s consent before collecting any additional personal data and before using the Purchaser’s personal data for a purpose which has not been notified to the Purchaser (except where permitted or authorized by law).

20.	Conflict with the Terms and Conditions

In the event of any ambiguity or discrepancy between the Clauses of this Agreement and the Terms and Conditions from time to time, it is intended that the Clauses of this Agreement shall prevail and the Parties shall comply with and give effect to this Agreement.

21.	Governing Law and Dispute Resolution

21.1.	This Agreement shall be solely governed by and construed in accordance with the laws of Canada

21.2.	Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the existence, validity, interpretation, performance, breach or termination hereof or any dispute regarding non-contractual obligations arising out of or relating to this Agreement shall be referred to and finally resolved by arbitration administered by Canadian Court under the UNCITRAL Arbitration Rules in force when the notice of arbitration is submitted. The decision and awards of the arbitration shall be final and binding upon the parties hereto.

22.	Waiver

Failure by either Party to enforce at any time any provision of this Agreement, or to exercise any election of options provided herein shall not constitute a waiver of such provision or option, nor affect the validity of this Agreement or any part hereof, or the right of the waiving Party to thereafter enforce each and every such provision or option.

23.	Counterparts and Electronic Signatures

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement, and all of which, when taken together, will be deemed to constitute one and the same agreement. The facsimile, email or other electronically delivered signatures of the Parties shall be deemed to constitute original signatures, and facsimile or electronic copies hereof shall be deemed to constitute duplicate originals.

24.	Further Assurance

Each Party undertakes to the other Party to execute or procure to be executed all such documents and to do or procure to be done all such other acts and things as may be reasonable and necessary to give all Parties the full benefit of this Agreement.

25.	Third Party Rights

A person who is not a Party to this Agreement has no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce or to enjoy the benefit of any term of this Agreement.

26.	Liquidated Damages Not Penalty

It is expressly agreed that any liquidated damages payable under this Agreement do not constitute a penalty and that the Parties, having negotiated in good faith for such specific liquidated damages and having agreed that the amount of such liquidated damages is reasonable in light of the anticipated harm caused by the breach related thereto and the difficulties of proof of loss and inconvenience or nonfeasibility of obtaining any adequate remedy, are estopped from contesting the validity or enforceability of such liquidated damages.

(The rest part of the page is intentionally left in blank)

Signed for and on behalf of The Seller

MINEONE INC

Signature	/s/ Zihan Zhang
Title	Director: Zihan Zhang

Signed for and on behalf of the Purchaser

SonicHash Inc.

Signature	/s/Lianfei Du

Title	Director: Lianfei Du

Appendix A

APPENDIX A

1.	Products:

1.1.	The information (including but not limited to the quantity, rated hashrate, unit price (“Unit Price”), total price for one item (“Total Price (One Item)”), total price for all the items (“Total Purchase Price”) of Products to be purchased by Party B from Party A is as follows (“Products”):

1.1.1	Product Type

Type	Details
Product Name	Zhuque B1: 3400W/92TH/s
Rated hashrate / unit Rated power / unit	Bitmain Antminer S19j Pro: 3050W/96TH/s; 3050W/104TH/s
J/T@25℃ environment temperature	34~64
Description	1.	The Seller undertakes that the error range of “J/T@25℃ environment temperature” does not exceed 10%.
	2.	“Rated hashrate / unit” and “rated power / unit” are for reference only and may defer from each batch or unit. The Seller makes no representation on “Rated hashrate / unit” and “rated power / unit .
	3.	Purchaser shall not reject the Products on the grounds that the actual parameters of the delivered Products are not in consistence with the reference indicators. The Seller undertakes that delivered Products are brand new and unused.

Appendix A

1.1.2	Price, quantity and delivery:

1.1.3	Total price of the Products listed above:

Total Purchase Price (tax exclusive): US$6,999,200

Tax (Local GST 5%): US$ 349,960

Total Purchase Price (tax inclusive): US$7,349,160

1.2.	Both Parties confirm and agree that The Seller may adjust the total quantity based on the total hashrate provided that the total hashrate of the Product(s) actually delivered by The Seller to the Purchaser shall not be less than the total rated hashrate agreed in Article 1.1 of this Appendix A. The Seller makes no representation that the quantity of the actually delivered Products shall be the same as the quantity set forth in Article 1.1. of this Appendix A.

2.	The payment shall be arranged by the Purchaser as Appendix B.

3.	Without prejudice to the above, the unit price and the Total Purchase Price of the Product(s) and any amount paid by the Purchaser shall be all denominated in USD.

APPENDIX B

Payment Schedule this Agreement is signed on December 15, 2021
Pay 100% in five (5) working days after signing

Appendix C

APPENDIX C

Model	Serial Number	Number of Miners	Hash Rate	W	J/T	Price (exclusive of tax)
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0548	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0340	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0121	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0363	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0265	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0120	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0162	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0246	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0442	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJCJ0113	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0308	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0368	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0333	1	104	3,050	29	11,000

Appendix C

Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0332	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0536	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJCJ0149	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0574	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0433	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0576	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJCJ0025	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0436	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0435	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0434	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0325	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0602	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0360	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0301	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0600	1	104	3,050	29	11,000

Appendix C

Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0107	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0312	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0311	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0354	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0353	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0316	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0359	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0314	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0271	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0352	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0272	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBD0297	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0594	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0597	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0596	1	104	3,050	29	11,000

Appendix C

Bitmain Antminer S19j Pro	SMTTD4CBAAJBI0599	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJCJ0121	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJCJ0002	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJCJ0123	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJCJ0084	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4CBAAJBH0317	1	104	3,050	29	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBF0550	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBF0591	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBF0632	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0352	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0076	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0077	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0073	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0358	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0359	1	96	3,050	32	11,000

Appendix C

Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0091	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBB0465	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0002	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0168	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0081	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0082	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0080	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0005	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0203	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0180	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0060	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBF0579	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBB0232	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0055	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0256	1	96	3,050	32	11,000

Appendix C

Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0051	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0053	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBF0619	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0092	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0090	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0059	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0258	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0259	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBF0584	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBF0582	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBF0580	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBF0581	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBB0488	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0022	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0265	1	96	3,050	32	11,000

Appendix C

Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0027	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0261	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0020	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0262	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0349	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAAJBG0345	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0063	1	96	3,050	32	11,000
Bitmain Antminer S19j Pro	SMTTD4ABAJIBF0064	1	96	3,050	32	11,000
Zhuque B1	1CC0E10237D6	1	92	3,400	37	9,200
Zhuque B1	1CC0E102306C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023831	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023835	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D2C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D82	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A81	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234E1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D84	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023591	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237BF	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E10237DB	1	92	3,400	37	9,200
Zhuque B1	1CC0E10230FC	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023823	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234F6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A82	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EA4	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023343	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023132	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EB5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022ED4	1	92	3,400	37	9,200
Zhuque B1	1CC0E10232DF	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022ED9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023110	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237E6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D89	1	92	3,400	37	9,200
Zhuque B1	1CC0E10231A7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D71	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023683	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F22	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B7C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C6D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023101	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D95	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1022EC8	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D6D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E9D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023436	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023680	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D8A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DE0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E9F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023447	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EA9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023861	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022FA7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023430	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F1C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DDC	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D98	1	92	3,400	37	9,200
Zhuque B1	1CC0E102385D	1	92	3,400	37	9,200
Zhuque B1	1CC0E102382C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D21	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EC9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C00	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E81	1	92	3,400	37	9,200
Zhuque B1	1CC0E10230EC	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E10234C9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D2A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022ECC	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023814	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023860	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B2A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D1A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EC7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B25	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C68	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EB7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D74	1	92	3,400	37	9,200
Zhuque B1	1CC0E102385A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C43	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C5D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EDB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023432	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022ECA	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234C3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022BF9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022ED6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023815	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EA1	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1023601	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022FB1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EB9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A99	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C77	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022CF9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DE6	1	92	3,400	37	9,200
Zhuque B1	1CC0E102385B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023165	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DDA	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C72	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D62	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022FB0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DF6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F0C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022ED5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023850	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F13	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B11	1	92	3,400	37	9,200
Zhuque B1	1CC0E10230A4	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023138	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237E8	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D93	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1023127	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023780	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E3D	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234BB	1	92	3,400	37	9,200
Zhuque B1	1CC0E10230D0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D96	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023813	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023197	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022CFC	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D69	1	92	3,400	37	9,200
Zhuque B1	1CC0E102381F	1	92	3,400	37	9,200
Zhuque B1	1CC0E10231FB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022FCE	1	92	3,400	37	9,200
Zhuque B1	1CC0E10233F7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023435	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D19	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C8B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EA0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DE5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DB1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D8E	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EA2	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E98	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E102381C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023122	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B76	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D8F	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237F3	1	92	3,400	37	9,200
Zhuque B1	1CC0E102364A	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237C0	1	92	3,400	37	9,200
Zhuque B1	1CC0E102362D	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237B9	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237EF	1	92	3,400	37	9,200
Zhuque B1	1CC0E102325D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023763	1	92	3,400	37	9,200
Zhuque B1	1CC0E102358B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023507	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EAE	1	92	3,400	37	9,200
Zhuque B1	1CC0E102379D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D9F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023824	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238B2	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023593	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023640	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022CFE	1	92	3,400	37	9,200
Zhuque B1	1CC0E10233F1	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E102376B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D27	1	92	3,400	37	9,200
Zhuque B1	1CC0E10233FA	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023764	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023770	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023825	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D53	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023652	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023579	1	92	3,400	37	9,200
Zhuque B1	1CC0E102377E	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022CF7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F27	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023500	1	92	3,400	37	9,200
Zhuque B1	1CC0E102366A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A5E	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237C1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023423	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C6F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B88	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E93	1	92	3,400	37	9,200
Zhuque B1	1CC0E102306D	1	92	3,400	37	9,200
Zhuque B1	1CC0E102351C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D66	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E10237B8	1	92	3,400	37	9,200
Zhuque B1	1CC0E102351E	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F00	1	92	3,400	37	9,200
Zhuque B1	1CC0E10231A9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023720	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234F8	1	92	3,400	37	9,200
Zhuque B1	1CC0E102341E	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238B1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023747	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DA1	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238B0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EA5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023422	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023504	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DDB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E7D	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237A0	1	92	3,400	37	9,200
Zhuque B1	1CC0E102372B	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238B8	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023864	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E9A	1	92	3,400	37	9,200
Zhuque B1	1CC0E102384B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022BFC	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1022F8F	1	92	3,400	37	9,200
Zhuque B1	1CC0E102382B	1	92	3,400	37	9,200
Zhuque B1	1CC0E102376F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023095	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237CC	1	92	3,400	37	9,200
Zhuque B1	1CC0E102306A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A72	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023726	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EBB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F9F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023526	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237E3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022FD7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D72	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234D4	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238AB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023535	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DAD	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234FC	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F03	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D7F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023522	1	92	3,400	37	9,200
Zhuque B1	1CC0E102376E	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1022ED7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E8B	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237C2	1	92	3,400	37	9,200
Zhuque B1	1CC0E102382D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D87	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023006	1	92	3,400	37	9,200
Zhuque B1	1CC0E102386B	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237FA	1	92	3,400	37	9,200
Zhuque B1	1CC0E10239FE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A79	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237E1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A56	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DEF	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A43	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D68	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023782	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023828	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022BED	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237C8	1	92	3,400	37	9,200
Zhuque B1	1CC0E102315F	1	92	3,400	37	9,200
Zhuque B1	1CC0E102357B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EC2	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EA6	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1022C46	1	92	3,400	37	9,200
Zhuque B1	1CC0E102371F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023684	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E01	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F48	1	92	3,400	37	9,200
Zhuque B1	1CC0E102376D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DEE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022BE5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023062	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023755	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023623	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023748	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023210	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D99	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237D4	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A66	1	92	3,400	37	9,200
Zhuque B1	1CC0E10239F2	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D9C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A9A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023149	1	92	3,400	37	9,200
Zhuque B1	1CC0E102375B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A71	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238B5	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E10237CF	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DA9	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238A4	1	92	3,400	37	9,200
Zhuque B1	1CC0E102362C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023827	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023734	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D9A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DA5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D9E	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238BB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C76	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237B5	1	92	3,400	37	9,200
Zhuque B1	1CC0E10233F9	1	92	3,400	37	9,200
Zhuque B1	1CC0E10232DE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023767	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F9D	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237D0	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237F7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023863	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A3D	1	92	3,400	37	9,200
Zhuque B1	1CC0E102371E	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A4B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A70	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1022D92	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023771	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023415	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238BC	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023713	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237D1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A7C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023678	1	92	3,400	37	9,200
Zhuque B1	1CC0E10235D3	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234D2	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237CA	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A46	1	92	3,400	37	9,200
Zhuque B1	1CC0E102386D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F34	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234E0	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237A1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DAF	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234DE	1	92	3,400	37	9,200
Zhuque B1	1CC0E10235D4	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023751	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A44	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237C6	1	92	3,400	37	9,200
Zhuque B1	1CC0E102379B	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1023588	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237FB	1	92	3,400	37	9,200
Zhuque B1	1CC0E102383A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D61	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022FA0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F99	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B6D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F0E	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023841	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A78	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023730	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A9B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A77	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234D9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023866	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D8B	1	92	3,400	37	9,200
Zhuque B1	1CC0E102375E	1	92	3,400	37	9,200
Zhuque B1	1CC0E10235FF	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D80	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DAC	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238B4	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237DC	1	92	3,400	37	9,200
Zhuque B1	1CC0E102325C	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E10236EE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DAE	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237CB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F14	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E90	1	92	3,400	37	9,200
Zhuque B1	1CC0E102383C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023503	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234DF	1	92	3,400	37	9,200
Zhuque B1	1CC0E10239D1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023611	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234FA	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023337	1	92	3,400	37	9,200
Zhuque B1	1CC0E10236F4	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237FD	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237F6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D97	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023739	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023420	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237AF	1	92	3,400	37	9,200
Zhuque B1	1CC0E102342A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023729	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022ECE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F21	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E10235D7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E92	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023538	1	92	3,400	37	9,200
Zhuque B1	1CC0E102372A	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237E9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DA6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DA3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B46	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237F9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A97	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E89	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E56	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238A5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023749	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023502	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F25	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238BA	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237E2	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237B3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F36	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237D8	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238A0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DD7	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1022CF2	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A61	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023727	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023523	1	92	3,400	37	9,200
Zhuque B1	1CC0E102374C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D86	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022BA2	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237B2	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A41	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EA7	1	92	3,400	37	9,200
Zhuque B1	1CC0E102337B	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237D5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023844	1	92	3,400	37	9,200
Zhuque B1	1CC0E102375C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023806	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D70	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023819	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E94	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F1D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023758	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B6A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DA4	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023621	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E10235DC	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DA0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DF5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C9E	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237BE	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237BC	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C75	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022B82	1	92	3,400	37	9,200
Zhuque B1	1CC0E10235F7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021404	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023721	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023505	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EB6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A9F	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237CD	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234CF	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023826	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DFF	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234CB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023424	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DAA	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023070	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F39	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E10239F4	1	92	3,400	37	9,200
Zhuque B1	1CC0E102375F	1	92	3,400	37	9,200
Zhuque B1	1CC0E102381A	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237DD	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D20	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DF0	1	92	3,400	37	9,200
Zhuque B1	1CC0E102309D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022BFB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023852	1	92	3,400	37	9,200
Zhuque B1	1CC0E102361C	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234DD	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023501	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237C4	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238A3	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238B9	1	92	3,400	37	9,200
Zhuque B1	1CC0E102374E	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238AE	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238AC	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237F2	1	92	3,400	37	9,200
Zhuque B1	1CC0E10235E8	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023365	1	92	3,400	37	9,200
Zhuque B1	1CC0E102373C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A68	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1023508	1	92	3,400	37	9,200
Zhuque B1	1CC0E10235F5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022FE7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022DD9	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237B6	1	92	3,400	37	9,200
Zhuque B1	1CC0E10233FC	1	92	3,400	37	9,200
Zhuque B1	1CC0E102368B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023618	1	92	3,400	37	9,200
Zhuque B1	1CC0E102357C	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234CE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023802	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023656	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023766	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023735	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022C02	1	92	3,400	37	9,200
Zhuque B1	1CC0E102386C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023672	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023877	1	92	3,400	37	9,200
Zhuque B1	1CC0E102376A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EAB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023660	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022F93	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022D9B	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1023587	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023744	1	92	3,400	37	9,200
Zhuque B1	1CC0E10239EC	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237F5	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237D3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023427	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023871	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237EE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023125	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022EB1	1	92	3,400	37	9,200
Zhuque B1	1CC0E102395F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023ABA	1	92	3,400	37	9,200
Zhuque B1	1CC0E10239E3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023949	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023419	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023ADE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023946	1	92	3,400	37	9,200
Zhuque B1	1CC0E102303F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BE4	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A40	1	92	3,400	37	9,200
Zhuque B1	1CC0E102131E	1	92	3,400	37	9,200
Zhuque B1	1CC0E10236AC	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1023953	1	92	3,400	37	9,200
Zhuque B1	1CC0E102300D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E47	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213B8	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021267	1	92	3,400	37	9,200
Zhuque B1	1CC0E102392E	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023330	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023C8F	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212DE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BCF	1	92	3,400	37	9,200
Zhuque B1	1CC0E102126C	1	92	3,400	37	9,200
Zhuque B1	1CC0E102131D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023463	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212AE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BBE	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BE6	1	92	3,400	37	9,200
Zhuque B1	1CC0E102127F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021340	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021345	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BCC	1	92	3,400	37	9,200
Zhuque B1	1CC0E102131C	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212AD	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213F3	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1021263	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A4F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BBC	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212D9	1	92	3,400	37	9,200
Zhuque B1	1CC0E102132B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BD9	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BDF	1	92	3,400	37	9,200
Zhuque B1	1CC0E102126D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BCA	1	92	3,400	37	9,200
Zhuque B1	1CC0E102141F	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212E7	1	92	3,400	37	9,200
Zhuque B1	1CC0E102131B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021264	1	92	3,400	37	9,200
Zhuque B1	1CC0E102124F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BBA	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021349	1	92	3,400	37	9,200
Zhuque B1	1CC0E102127B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BD0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022E50	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213B5	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213A7	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213A2	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237D2	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1023BB6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023B50	1	92	3,400	37	9,200
Zhuque B1	1CC0E102135F	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238F3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021314	1	92	3,400	37	9,200
Zhuque B1	1CC0E10239E0	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213FE	1	92	3,400	37	9,200
Zhuque B1	1CC0E10234E3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023954	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213AF	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021272	1	92	3,400	37	9,200
Zhuque B1	1CC0E10236A5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023B47	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023B44	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212F7	1	92	3,400	37	9,200
Zhuque B1	1CC0E10236C4	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023944	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023B52	1	92	3,400	37	9,200
Zhuque B1	1CC0E102126B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023A49	1	92	3,400	37	9,200
Zhuque B1	1CC0E102365E	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021359	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023830	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E102369F	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BDA	1	92	3,400	37	9,200
Zhuque B1	1CC0E102317F	1	92	3,400	37	9,200
Zhuque B1	1CC0E102364D	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212AC	1	92	3,400	37	9,200
Zhuque B1	1CC0E102395A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021275	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021266	1	92	3,400	37	9,200
Zhuque B1	1CC0E1022FDD	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023B7F	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212D7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021336	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023955	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212D6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021327	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021309	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BB4	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021397	1	92	3,400	37	9,200
Zhuque B1	1CC0E102139F	1	92	3,400	37	9,200
Zhuque B1	1CC0E102125F	1	92	3,400	37	9,200
Zhuque B1	1CC0E102127C	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BD1	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021354	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1021269	1	92	3,400	37	9,200
Zhuque B1	1CC0E102125B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021342	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212DB	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021323	1	92	3,400	37	9,200
Zhuque B1	1CC0E10237C3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BC9	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212F3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BB5	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212E0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021262	1	92	3,400	37	9,200
Zhuque B1	1CC0E102133B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BB3	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021287	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212F5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023CA8	1	92	3,400	37	9,200
Zhuque B1	1CC0E102133D	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023857	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BBF	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021255	1	92	3,400	37	9,200
Zhuque B1	1CC0E102138B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BD6	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BCD	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E1021362	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021320	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213A5	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BC3	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213F2	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021326	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023C86	1	92	3,400	37	9,200
Zhuque B1	1CC0E10213A6	1	92	3,400	37	9,200
Zhuque B1	1CC0E10230C7	1	92	3,400	37	9,200
Zhuque B1	1CC0E102128A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BC7	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BA8	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023696	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212D2	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212E4	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212F8	1	92	3,400	37	9,200
Zhuque B1	1CC0E10236BF	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023289	1	92	3,400	37	9,200
Zhuque B1	1CC0E102391B	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212DF	1	92	3,400	37	9,200
Zhuque B1	1CC0E10238A2	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212F0	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023BD2	1	92	3,400	37	9,200

Appendix C

Zhuque B1	1CC0E102393B	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021292	1	92	3,400	37	9,200
Zhuque B1	1CC0E10232B8	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023957	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023546	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021370	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021265	1	92	3,400	37	9,200
Zhuque B1	1CC0E102138E	1	92	3,400	37	9,200
Zhuque B1	1CC0E10212DA	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023314	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023638	1	92	3,400	37	9,200
Zhuque B1	1CC0E102371A	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023956	1	92	3,400	37	9,200
Zhuque B1	1CC0E1021283	1	92	3,400	37	9,200
Zhuque B1	1CC0E1023631	1	92	3,400	37	9,200
Total		742	69,040	2,489,200.00		6,999,200